POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Gravelle, Anthony Park, Christie Simpson or
 Carol Nairn, signing singly, the undersigned?s true and lawful attorney in fact to:
(1)	execute for and on behalf of the undersigned, in the
 undersigned?s capacity as an officer and/or director of
Fidelity National Financial, Inc. (the ?Company?), a Form 3
 (Initial Statement of Beneficial Ownership of Securities),
 Form 4 (Statement of Changes in Beneficial Ownership), and/or
 Form 5 (Annual Statement of Changes in Beneficial Ownership),
 in accordance with Section 16(a) of the Securities Exchange
 Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts for and on behalf
 of the undersigned which may be necessary or desirable to
 complete and execute such Form 4 report(s) and to timely
file such Form(s) with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and
(3)	take any other action of any type whatsoever in
 connection with the foregoing which, in the opinion of
 such attorney in fact, may be of benefit to, in the best
 interest of, or legally required by, the undersigned,
it being understood that the documents executed by such
 attorney in fact on behalf of the undersigned pursuant
 to this Power of Attorney shall be in such form and shall
 contain such terms and conditions as such attorney in
fact may approve in such attorney in fact?s discretion.
The undersigned hereby grants to such attorney in fact
 full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary,
 or proper to be done in the exercise of any of the
rights and powers herein granted, as fully to all
intents and purposes as the undersigned might or
could do if personally present, with full power
of substitution or revocation, hereby ratifying
 and confirming all that such attorney in fact,
 or such attorney in fact?s substitute or substitutes,
 shall lawfully do or cause to be done by virtue
of this Power of Attorney and the rights and powers
 herein granted.  The undersigned acknowledges that
 the foregoing attorney in fact, in serving in such
 capacity at the request of the undersigned, is not
 assuming, nor is the Company assuming, any of the
 undersigned?s responsibility to comply with Section
 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force
 and effect until revoked by the undersigned in a
 signed writing delivered to the foregoing attorney
 in fact.
IN WITNESS WHEREOF,  the undersigned has caused this
 Power of Attorney to be executed as of this 10th
 day of September, 2013.
							____________________________
							/s/ Peter T. Sadowski